UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 26, 2005 (April 22, 2005)

Brown Shoe Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-2191	43-0197190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 Maryland Avenue St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)

(314) 854-4000

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Earnout Agreement
Indenture
Registration Rights Agreement
Consent of Ernst & Young LLP
Press Release
Audited Consolidated Financial Statements of Bennett Footwear Holdings LLC
Unaudited Pro Forma Condensed Consolidated Financial Data

Item 1.01 Entry into a Material Definitive Agreement.

     Senior Notes. On April 22, 2005, Brown Shoe Company, Inc. (the “Company”) entered into an indenture (the “Indenture”) with SunTrust Bank, as trustee, under which the Company issued $150,000,000 aggregate principal amount at maturity of its 8.75% Senior Notes due 2012 (the “Notes”). The Notes are guaranteed on a senior unsecured basis by each of the Company’s subsidiaries that is an obligor under its existing senior secured credit facility (the “Guarantors”).

     The Notes were sold in private placement transactions, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from registration requirements.

     The Company used the net proceeds of the offering along with cash on hand and additional borrowings under its existing senior secured credit facility to finance the acquisition of the Bennett Companies (as described in Item 2.01 below) and to pay related fees and expenses in connection with the acquisition and related financing transactions.

     The Notes will mature on May 1, 2012. Interest on the Notes is payable on May 1 and November 1 of each year, beginning on November 1, 2005. The Company may redeem some of or all the Notes at any time on or after May 1, 2009 at redemption prices of 104.375% and 102.188% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on May 1 of the years 2009 and 2010, respectively, and at a redemption price of 100% of the principal amount thereof on and after May 1, 2011, in each case plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to May 1, 2008, the Company may redeem up to 35% of the Notes with the proceeds from certain equity offerings at a redemption price of 108.75% of the principal amount of the Notes to be redeemed, plus accrued and underpaid interest thereon, if any, to the redemption date.

     If the Company experiences specific kinds of changes of control, it will be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

     The Notes are unsecured senior obligations of the Company and will rank equally in right of payment with all its existing and future unsecured senior indebtedness. The guarantees of the Notes are senior unsecured obligations of the Guarantors and will rank equally in right of payment with all the existing and future unsecured senior indebtedness of the Guarantors. The Notes and the guarantees of the Notes will be effectively subordinated to the Company’s and the Guarantors’ existing and future secured indebtedness, including the Company’s obligations under its existing senior secured credit facility and the Guarantors’ guarantees of the existing senior secured credit facility.

     The Indenture includes covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: incur additional debt; pay dividends on their capital stock or repurchase their capital stock; make certain investments; enter into certain types of transactions with affiliates; limit dividends or other payments by their restricted subsidiaries to the Company; use assets as security in other transactions; and sell certain assets or merge with or into other companies. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

     The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indentures will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

     The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of note attached thereto), a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

     Registration Rights Agreement. Pursuant to a Registration Rights Agreement dated April 22, 2005 among the Company, the Guarantors and the initial purchasers relating to the Notes (the “Registration Rights Agreement”), the Company and the Guarantors are obligated to file and use their commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company and that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if the Company is not able to effect the applicable exchange offer, the Company will file with the SEC and use its commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resales of the Notes. Pursuant to the Registration Rights Agreement, the Company will be obligated to pay additional interest on the Notes in certain instances, including if it does not complete the related exchange offer within 30 business days after the effectiveness target date for the registration statement, which is 180 days after April 22, 2005.

     The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the agreement, a copy of which is included as Exhibit 10.1 hereto and incorporated herein by reference.

     Earnout Agreement. In connection with the acquisition of the Bennett Companies described in Item 2.01 below, the sellers of the Bennett Companies may receive up to $42.5 million in contingent payments to be earned upon the achievement of certain performance targets over the next three years pursuant to an Earnout Agreement entered into by the Company on April 22, 2005 in connection with the closing of the acquisition of the Bennett Companies. A copy of the Earnout Agreement is included as Exhibit 2.2 hereto and incorporated by reference herein.

Item 2.01. Completion of Acquisition of Assets.

     On April 22, 2005, the Company completed its previously announced acquisition of Bennett Footwear Group, LLC. The acquisition was made pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated March 14, 2005 with Heritage Fund III, L.P., Heritage Fund IIIA, L.P., Heritage Investors III, L.P. (collectively, “Heritage”), BICO Business Trust, Pentland U.S.A., Inc., Donna Siciliano and Michael Smith (collectively with Heritage, the “Sellers”), Bruce Ginsberg, Hal Parton, Gregg Ribatt, and Bennett Footwear Holdings, LLC (“Holdings”), Bennett Footwear Group LLC, Bennett Footwear Acquisition LLC,

Bennett Footwear Retail LLC and Bennett Investment Corporation (“BIC” and, together with Holdings, Bennett Footwear Group LLC, Bennett Footwear Acquisition LLC, Bennett Footwear Retail LLC, the “Bennett Companies”). A copy of the Securities Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 14, 2005, which incorporated by reference herein. Under the terms of the Securities Purchase Agreement, the Company purchased all of the outstanding units in Holdings held by the Sellers, except for the units held by BIC, and all of the outstanding shares of capital stock of BIC held by Heritage (collectively, the “Purchased Securities”) in exchange for $205 million in cash, less indebtedness of Bennett repaid by the Company at closing of approximately $35.7 million and subject to a post-closing adjustment based on net equity. In addition, as described above, the Sellers may receive up to $42.5 million in contingent payments to be earned upon the achievement of certain performance targets over the next three years pursuant to an Earnout Agreement entered into by the Company on April 22, 2005 in connection with the closing of the acquisition of the Bennett Companies. A copy of the Earnout Agreement is included as Exhibit 2.2 hereto and incorporated by reference herein.

     To finance a portion of the acquisition price, the Company used the net proceeds from the sale on April 22, 2005 of its previously announced offering of its 8.75% Senior Notes due 2012, together with existing cash balances and borrowings under the Company’s existing senior credit facility, as described in Item 1.01 above.

     The Company issued a press release on April 22, 2005 announcing the completion of the acquisition. A copy of the press release is included as exhibit 99.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information provided above under “Senior Notes” in response to Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements required by Item 9.01(a) of Form 8-K are included as exhibit 99.2 hereto and incorporated herein by reference.

     (b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) of Form 8-K is included as exhibit 99.3 hereto and incorporated herein by reference.

     (c) Exhibits

Exhibit Number	Description of Exhibit
2.1*	Securities Purchase Agreement by and among Brown Shoe Company, Inc. and Heritage Fund III, L.P., Heritage Fund IIIA, L.P., Heritage Investors III, L.P., BICO Business Trust, Pentland U.S.A., Inc., Donna Siciliano,

Exhibit Number	Description of Exhibit
Michael Smith, Bruce Ginsberg, Hal Parton, Gregg Ribatt, Bennett Footwear Holdings, LLC, Bennett Footwear Group LLC, Bennett Footwear Acquisition LLC, Bennett Footwear Retail LLC and Bennett Investment Corporation dated as of March 14, 2005

2.2	Earnout Agreement by and among the Heritage Fund III, L.P., Heritage Fund IIIA, L.P. and Heritage Investors III, L.L.C. (collectively, “Heritage”), BICO Business Trust (“BICO”), Pentland U.S.A., Inc. (“Pentland”), Donna Siciliano and Michael Smith, Heritage Partners Management Company, LLP, as representative, and Brown Shoe Company, Inc. dated as of April 22, 2005

4.1	Indenture for the 8.75% Senior Notes due 2012 dated April 22, 2005 among Brown Shoe Company, Inc., the subsidiary guarantors set forth therein and SunTrust Bank, as trustee, including the form of Global Note attached thereto

10.1	Registration Rights Agreement for the 8.75% Senior Notes due 2012 dated as of April 22, 2005, among the Company, the Guarantors and Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated and Wells Fargo Securities, LLC, as initial purchasers

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated April 22, 2005

99.2	Audited Consolidated Financial Statements of Bennett Footwear Holdings, LLC and Subsidiaries

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data for Brown Shoe Company, Inc.

*	Previously filed as Exhibit 2.1 to the Company’s Current Reports on Form 8-K, as filed with the Securities and Exchange Commission on March 14, 2005 and hereby incorporated by referenced herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC. (Registrant)
Date: April 26, 2005	By:	/s/ Michael I. Oberlander
		Name:	Michael I. Oberlander
		Title:	Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Securities Purchase Agreement by and among Brown Shoe Company, Inc. and Heritage Fund III, L.P., Heritage Fund IIIA, L.P., Heritage Investors III, L.P., BICO Business Trust, Pentland U.S.A., Inc., Donna Siciliano, Michael Smith, Bruce Ginsberg, Hal Parton, Gregg Ribatt, Bennett Footwear Holdings, LLC, Bennett Footwear Group LLC, Bennett Footwear Acquisition LLC, Bennett Footwear Retail LLC and Bennett Investment Corporation dated as of March 14, 2005

2.2	Earnout Agreement by and among the Heritage Fund III, L.P., Heritage Fund IIIA, L.P. and Heritage Investors III, L.L.C. (collectively, “Heritage”), BICO Business Trust (“BICO”), Pentland U.S.A., Inc. (“Pentland”), Donna Siciliano and Michael Smith, Heritage Partners Management Company, LLP, as representative, and Brown Shoe Company, Inc. dated as of April 22, 2005

4.1	Indenture for the 8.75% Senior Notes due 2012 dated April 22, 2005 among Brown Shoe Company, Inc., the subsidiary guarantors set forth therein and SunTrust Bank, as trustee, including the form of Global Note attached thereto

10.1	Registration Rights Agreement for the 8.75% Senior Notes due 2012 dated as of April 22, 2005, among the Company, the Guarantors and Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated and Wells Fargo Securities, LLC, as initial purchasers

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated April 22, 2005

99.2	Audited Consolidated Financial Statements of Bennett Footwear Holdings, LLC and Subsidiaries

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data for Brown Shoe Company, Inc.

*	Previously filed as Exhibit 2.1 to the Company’s Current Reports on Form 8-K, as filed with the Securities and Exchange Commission on March 14, 2005 and hereby incorporated by referenced herein.